Contacts:

Media Contact	Investor Contact
David Grip	Brian Denyeau
AspenTech	ICR
+1 781-221-5273	+1 646-277-1251
david.grip@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the
First Quarter of Fiscal 2019

Bedford, Mass. - October 24, 2018 - Aspen Technology, Inc. (NASDAQ: AZPN), the asset optimization software company, today announced financial results for its first quarter of fiscal year 2019 ended September 30, 2018.

“We are pleased with our first quarter performance, which was highlighted by 8% year-over-year annual spend growth driven by solid performance across the company in each major geography and product suite. We are benefiting from broadening signs of demand among Engineering & Construction customers, in addition to continued positive trends among owner-operator customers,” said Antonio Pietri, President and Chief Executive Officer of AspenTech.

Pietri continued, “We are also pleased with the progress in our APM business. We are seeing growing market recognition of the technical superiority of our product offering, which is helping drive customer wins in our core verticals and the Global Economy Industries. APM represents an exciting, and sizable, growth opportunity in the early days of a market where we believe we are well positioned to win.”

Pietri concluded, “We continue to execute on our strategic priorities while also delivering high levels of profitability and free cash flow on an annual basis. As a reminder, now that we have adopted Topic 606, we will experience significant variability on our income statement, due to the timing of renewals and the fact that a significant amount of license revenue is now recognized up front instead of ratably. However, the fundamental business drivers and the value we provide customers have not changed under Topic 606.”

First Quarter Fiscal 2019 and Recent Business Highlights

All results for the first fiscal quarter of 2019 and the comparable periods are presented under ASC Topic 606, which the company adopted on July 1st, 2018. As a reminder, AspenTech’s income statement results are impacted by the adoption of Topic 606, which impacts both the timing and method of revenue recognition for term license contracts.

•Annual spend, which the company defines as the annualized value of all term license and maintenance contracts at the end of the quarter, was approximately $498 million at the end of the first quarter of fiscal 2019, which increased 8.1% compared to the first quarter of fiscal 2018 and 1.9% sequentially.

•AspenTech repurchased approximately 473,000 shares of its common stock for $50.0 million in the first quarter of fiscal 2019.

Summary of First Quarter Fiscal Year 2019 Financial Results

AspenTech’s total revenue of $114.2 million included:

•License revenue, which represents the portion of a term license agreement allocated to the initial license, was $63.8 million in the first quarter of fiscal 2019, compared to $78.9 million in the first quarter of fiscal 2018.

•Maintenance revenue, which represents the portion of the term license agreement related to on-going support and the right to future product enhancements, was $43.0 million in the first quarter of fiscal 2019, compared to $40.3 million in the first quarter of fiscal 2018.

•Services and other revenue: was $7.4 million in the first quarter of fiscal 2019, compared to $7.3 million in the first quarter of fiscal 2018.

For the quarter ended September 30, 2018, AspenTech reported income from operations of $37.0 million, compared to income from operations of $55.7 million for the quarter ended September 30, 2017.

Net income was $38.1 million for the quarter ended September 30, 2018, leading to net income per share of $0.53, compared to net income per share of $0.55 in the same period last fiscal year.

Non-GAAP income from operations, which adds back the impact of stock-based compensation expense, amortization of intangibles associated with acquisitions and acquisition related fees, was $46.9 million for the first quarter of fiscal 2019, compared to non-GAAP income from operations of $62.8 million in the same period last fiscal year. Non-GAAP net income was $45.9 million, or $0.64 per share, for the first quarter of fiscal 2019, compared to non-GAAP net income of $45.0 million, or $0.61 per share, in the same period last fiscal year. A reconciliation of GAAP to non-GAAP results is presented in the financial tables included in this press release.

AspenTech had cash and marketable securities of $52.0 million and borrowings of $170.0 million at September 30, 2018.

During the first quarter, the company generated $5.6 million in cash flow from operations and $5.4 million in free cash flow. Free cash flow is calculated as net cash provided by operating activities adjusted for the net impact of: purchases of property, equipment and leasehold improvements; capitalized computer software development costs; non-capitalized acquired technology, and other nonrecurring items, such as acquisition related payments.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing AspenTech’s business. As the result of adoption of new licensing models, management believes that a number of AspenTech’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing AspenTech’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track AspenTech’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

AspenTech will host a conference call and webcast today, October 24, 2018, at 4:30 p.m. (Eastern Time), to discuss the company's financial results for the first quarter fiscal year 2019 as well as the company’s business outlook. The live dial-in number is (833) 713-6081 or (702) 374-0603, conference ID code 5091359. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of AspenTech’s website, http://ir.aspentech.com/events-and-presentations, and clicking on the “webcast” link. A replay of the call will be archived on AspenTech’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 5091359, through November 25, 2018.

About AspenTech

AspenTech is a leading software supplier for optimizing asset performance. Our products thrive in complex, industrial environments where it is critical to optimize the asset design, operation and maintenance lifecycle. AspenTech uniquely combines decades of process modeling expertise with big data machine learning. Our purpose-built software platform automates knowledge work and builds sustainable competitive advantage by delivering high returns over the entire asset lifecycle. As a result, companies in capital-intensive industries can maximize uptime and push the limits of performance, running their assets faster, safer, longer and greener. Visit AspenTech.com to find out more.

Forward-Looking Statements

The second, third and fourth paragraphs of this press release contain forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation: AspenTech’s failure to increase usage and product adoption of aspenONE offerings or grow the aspenONE APM business, and failure to continue to provide innovative, market-leading solutions; the demand for, or usage of, aspenONE software declines for any reason, including declines due to adverse changes in the process or other capital-intensive industries; unfavorable economic and market conditions or a lessening demand in the market for asset process optimization software; risks of foreign operations or transacting business with customers outside the United States; risks of competition and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission. AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2018 Aspen Technology, Inc. AspenTech, aspenONE, and the Aspen leaf logo are trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended September 30,
	2018	2017
		As Adjusted
Revenue:
License	$63,755	$78,890
Maintenance	43,039	40,264
Services and other	7,375	7,333
Total revenue	114,169	126,487
Cost of revenue:
License	1,665	1,231
Maintenance	3,993	4,552
Services and other	7,569	6,949
Total cost of revenue	13,227	12,732
Gross profit	100,942	113,755
Operating expenses:
Selling and marketing	26,812	23,516
Research and development	21,056	19,489
General and administrative	16,084	15,037
Total operating expenses	63,952	58,042
Income from operations	36,990	55,713
Interest income	7,069	6,306
Interest (expense)	(1,814)	(1,206)
Other income (expense), net	128	(615)
Income before provision for income taxes	42,373	60,198
Provision for income taxes	4,307	19,677
Net income	$38,066	$40,521
Net income per common share:
Basic	$0.54	$0.55
Diluted	$0.53	$0.55
Weighted average shares outstanding:
Basic	70,988	73,024
Diluted	72,015	73,609

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited in Thousands, Except Share and Per Share Data)

	September 30, 2018	June 30, 2018
		As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$52,048	$96,165
Accounts receivable, net	53,999	41,810
Current contract assets	317,967	304,378
Contract costs	21,296	20,500
Prepaid expenses and other current assets	12,992	10,509
Prepaid income taxes	1,422	2,601
Total current assets	459,724	475,963
Property, equipment and leasehold improvements, net	9,006	9,806
Computer software development costs, net	695	646
Goodwill	75,649	75,590
Intangible assets, net	34,192	35,310
Non-current contract assets	357,947	340,622
Non-current deferred tax assets	1,176	11,090
Other non-current assets	1,279	1,297
Total assets	$939,668	$950,324
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,501	$4,230
Accrued expenses and other current liabilities	32,000	39,515
Income taxes payable	46,869	1,698
Borrowings under credit agreement	170,000	170,000
Current deferred revenue	23,737	15,150
Total current liabilities	275,107	230,593
Non-current deferred revenue	15,046	12,354
Deferred income taxes	159,563	214,125
Other non-current liabilities	16,833	17,068
Commitments and contingencies (Note 16)
Series D redeemable convertible preferred stock, $0.10 par value— Authorized— 3,636 shares as of September 30, 2018 and June 30, 2018 Issued and outstanding— none as of September 30, 2018 and June 30, 2018	—	—
Stockholders’ equity:
Common stock, $0.10 par value— Authorized—210,000,000 shares Issued— 103,279,138 shares at September 30, 2018 and 103,130,300 shares at June 30, 2018 Outstanding— 70,862,163 shares at September 30, 2018 and 71,186,701 shares at June 30, 2018	10,328	10,313
Additional paid-in capital	724,752	715,475
Retained earnings	1,103,573	1,065,507
Accumulated other comprehensive income	965	1,388
Treasury stock, at cost—32,416,975 shares of common stock at September 30, 2018 and 31,943,599 shares at June 30, 2018	(1,366,499)	(1,316,499)
Total stockholders’ equity	473,119	476,184
Total liabilities and stockholders’ equity	$939,668	$950,324

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited in Thousands)

	Three Months Ended September 30,
	2018	2017
		As Adjusted
Cash flows from operating activities:
Net income	$38,066	$40,521
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,000	1,753
Net foreign currency (gains) losses	(200)	936
Stock-based compensation	8,865	6,414
Deferred income taxes	(44,670)	(33)
Provision for bad debts	169	20
Other non-cash operating activities	107	—
Changes in assets and liabilities:
Accounts receivable, net	(12,529)	(9,093)
Contract assets	(30,914)	(35,791)
Contract costs	(796)	(185)
Prepaid expenses, prepaid income taxes, and other assets	(855)	2,292
Accounts payable, accrued expenses, income taxes payable and other liabilities	34,924	6,764
Deferred revenue	11,403	(1,238)
Net cash provided by operating activities	5,570	12,360
Cash flows from investing activities:
Purchases of property, equipment and leasehold improvements	(96)	(123)
Payments for capitalized computer software costs	(90)	(65)
Net cash used in investing activities	(186)	(188)
Cash flows from financing activities:
Exercises of stock options	4,054	2,411
Repurchases of common stock	(49,977)	(55,109)
Payments of tax withholding obligations related to restricted stock	(3,179)	(1,650)
Deferred business acquisition payments	—	(600)
Payments of credit agreement issuance costs	—	(351)
Net cash used in financing activities	(49,102)	(55,299)
Effect of exchange rate changes on cash and cash equivalents	(399)	156
Decrease in cash and cash equivalents	(44,117)	(42,971)
Cash and cash equivalents, beginning of period	96,165	101,954
Cash and cash equivalents, end of period	$52,048	$58,983

Supplemental disclosure of cash flow information:
Income taxes paid, net	$2,755	$1,243
Interest paid	1,538	968

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended September 30,
	2018	2017
		As Adjusted
Total expenses
GAAP total expenses (a)	$77,179	$70,774
Less:
Stock-based compensation (b)	(8,865)	(6,414)
Amortization of intangibles	(1,067)	(526)
Acquisition related fees	7	(130)

Non-GAAP total expenses	$67,254	$63,704

Income from operations
GAAP income from operations	$36,990	$55,713
Plus:
Stock-based compensation (b)	8,865	6,414
Amortization of intangibles	1,067	526
Acquisition related fees	(7)	130

Non-GAAP income from operations	$46,915	$62,783

Net income
GAAP net income	$38,066	$40,521
Plus:
Stock-based compensation (b)	8,865	6,414
Amortization of intangibles	1,067	526
Acquisition related fees	(7)	130
Less:
Income tax effect on Non-GAAP items (c)	(2,084)	(2,545)

Non-GAAP net income	$45,907	$45,046

Diluted income per share
GAAP diluted income per share	$0.53	$0.55
Plus:
Stock-based compensation (b)	0.13	0.08
Amortization of intangibles	0.01	0.01
Acquisition related fees	—	—
Less:
Income tax effect on Non-GAAP items (c)	(0.03)	(0.03)

Non-GAAP diluted income per share	$0.64	$0.61

Shares used in computing Non-GAAP diluted income per share	72,015	73,609

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended September 30,
	2018	2017
		As Adjusted
Free Cash Flow
GAAP cash flow from operating activities	$5,570	$12,360

Purchase of property, equipment and leasehold improvements	(96)	(123)
Capitalized computer software development costs	(90)	(65)
Non-capitalized acquired technology (d)	—	75
Acquisition related fee payments	12	—
Free Cash Flow	$5,396	$12,247

(a) GAAP total expenses
	Three Months Ended September 30,
	2018	2017
		As Adjusted
Total costs of revenue	$13,227	$12,732
Total operating expenses	63,952	58,042
GAAP total expenses	$77,179	$70,774

(b) Stock-based compensation expense was as follows:
	Three Months Ended September 30,
	2018	2017
Cost of services and other	$465	$450
Selling and marketing	1,331	885
Research and development	2,295	1,896
General and administrative	4,774	3,183
Total stock-based compensation	$8,865	$6,414

(c) The income tax effect on non-GAAP items for the three months ended September 30, 2018 is calculated utilizing the Company's statutory tax rate, of 21 percent.  The income tax effect on non-GAAP items for the three months ended September 30, 2017 is calculated utilizing the Company's estimated federal and state tax rate.

(d) In the three months ended September 30, 2017, the Company has excluded $0.1 million of final payments related to non-capitalized acquired technology from prior fiscal periods from free cash flow to be consistent with the treatment of other transactions where the acquired assets were capitalized.